SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2001



 Commission                 Exact name of registrant            IRS Employer
 File Number              as specified in its charter        Identification No.
 -----------             -----------------------------       ------------------

 1-12869                CONSTELLATION ENERGY GROUP, INC.         52-1964611

 1-1910               BALTIMORE GAS AND ELECTRIC COMPANY         52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 250 W. Pratt Street, Baltimore, Maryland             21201
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)            (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   --------------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events
-------  ------------

On October 26, 2001, Constellation Energy Group, Inc. announced the following:

     o The election of Mayo A. Shattuck III to the position of President and Chief Executive Officer effective November 1, 2001. Christian H. Poindexter will continue as Chairman of the Board.

     o The decision to remain a single company with two major lines of business, thereby canceling our previously announced plans to separate our merchant energy business from our retail energy business, which includes Baltimore Gas and Electric.

     o    The termination of our power advisory relationship with Goldman Sachs.

     o We reported net income from operations of $163.6 million for the three months ending September 30, 2001, equivalent to $1.00 per share.

Additional information about these announcements is included in the press releases attached hereto as exhibits.



ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibit No. 99.1        Press Release of Constellation Energy Group, Inc.
                             issued on October 26, 2001.

     Exhibit No. 99.2        Press Release of Constellation Energy Group, Inc.
                             issued on October 26, 2001 - Biography of
                             Mayo A. Shattuck III.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONSTELLATION ENERGY GROUP, INC.
                                       ------------------------------------
                                                   (Registrant)


                                        BALTIMORE GAS AND ELECTRIC COMPANY
                                       ------------------------------------
                                                   (Registrant)





Date: October 26, 2001                      /s/ E. Follin Smith
      ----------------           -----------------------------------------------
                                     E. Follin Smith, Senior Vice President
                                  on behalf of Constellation Energy Group, Inc.
                                      and as Principal Financial Officer




Date: October 26, 2001                     /s/ Thomas F. Brady
      ----------------           -----------------------------------------------
                                          Thomas F. Brady, on behalf of
                                      Baltimore Gas and Electric Company as
                                           Principal Financial Officer